UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Report to Shareholders

U.S. Treasury Long-Term Fund	May 31, 2015

The views and opinions in this report were current as of May 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. Treasuries advanced over the past year, sustained by strong global demand for U.S. government debt even as the Federal Reserve drew nearer to raising short-term interest rates for the first time since 2006. Subdued inflation, an uneven global growth environment, and higher yields on U.S. government bonds versus bonds issued by other developed countries drove Treasury demand for most of our reporting period. But toward the end of the period, longer-term yields picked up as investors sold Treasuries spurred by an improving global growth outlook, a sell-off in German sovereign debt, and receding concerns about deflation. In this supportive environment, the U.S. Treasury Money Fund posted a flat return, while the U.S. Treasury Intermediate and Long-Term Funds posted solid gains.

ECONOMY AND INTEREST RATES

The U.S. economy contracted at a -0.7% annual rate in the first quarter of 2015, the government reported at the end of May, reversing an initial estimate of a slight gain. Most economists attributed the decline to a harsh winter and labor disruptions at West Coast ports early this year and have projected stronger growth for the rest of 2015. Still, the pullback marked the third quarterly contraction since the current recovery began in mid-2009 and raised worries about the tepid pace of growth since the 2008 global financial crisis. Other readings, however, indicated growing economic strength. The April nonfarm payrolls report showed that the labor market rebounded from a weak March by adding more than 220,000 jobs. The unemployment rate declined to 5.4%—its lowest level since mid-2008—versus the 6.1% jobless rate at the start of our fiscal year. Inflation was subdued and ran below the Fed’s 2% target over the past year amid a stronger U.S. dollar and tumbling crude oil prices, though various gauges showed inflation firming at the end of the period.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The Fed continued to prepare markets for its first rate hike since 2006. In February, Fed Chair Janet Yellen said that the central bank would start to evaluate an initial interest rate hike on a “meeting-by-meeting basis,” and in March, the Fed struck the word “patient” from its policy statement about the timing of its first interest rate increase. T. Rowe Price currently forecasts the U.S. economy will show moderate growth for the rest of 2015 and that the Fed will start to raise short-term interest rates by the fall.

The yield on the 10-year U.S. Treasury note—a benchmark for long-term borrowing costs—declined over our reporting period to 2.12% at the end of May from 2.48% a year ago, as steady demand for Treasuries prevailed for most of the period. Aggressive monetary stimulus programs, known as quantitative easing, also helped drive down yields in Europe and Japan over the past year. However, U.S. yields picked up in April and May as investors in high-quality sovereign debt rotated into European government bonds, drawn by yields that markedly increased from their recent extreme lows. Signs of stronger growth in Europe and Japan, continued improvement in the U.S. jobs market, and receding fears about deflation—a cycle characterized by falling prices and delayed spending—also dampened the appeal of Treasuries in recent months.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.01% for the six and 12 months ended May 31, 2015, roughly the same as its benchmark, the Lipper U.S. Treasury Money Market Funds Index. T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield for the fund.

Short-term performance comparisons in the current low interest rate environment are difficult, but the fund’s returns have been competitive and placed it in or near the top quintile of all Treasury money market funds. Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 2 of 68, 3 of 63, 7 of 59, and 11 of 49 money market funds for the 1-, 3-, 5-, and 10-year periods ended May 31, 2015, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

Uncertainty over the timing and extent of the Fed’s rate increases continued to hold down rates in the Treasury market. While rates at the longer end of the Treasury bill curve have moved grudgingly higher, reflecting uncertainty about the Fed’s intent, most rates stayed largely unchanged. Strong demand, limited supply, and reductions in investment alternatives such as Treasury-collateralized repurchase agreements (repos) will likely continue to restrain rates.

The Treasury bill yield curve steepened somewhat over the past six months. The curve was steeper by 14 basis points, as one-week bills continued to trade near 0.00%, while the one-year part of the curve sold off and currently trades at 24 basis points (0.24%). Shorter rates will likely stay near zero until the market is convinced a Fed rate hike is imminent.

Demand for Treasury-collateralized repos remained very high. However, ongoing regulatory changes have reduced the supply of this high-quality, liquid asset. Banks are increasingly reluctant to dedicate their balance sheets to low-margin businesses such as repos, and as a result we continue to see lower supply. Currently, about one-third of our portfolio is invested in overnight and seven-day repos. One bright spot for the supply outlook is the Fed’s reverse repurchase program (RRP), which the central bank intends to use as a tool to increase interest rates in the future. Launched in 2013, this program will increase new Treasury repo supply by as much as $600 billion, though the Fed has indicated that it is reluctant to make the program permanent. As the Fed moves toward rate normalization, however, we expect the RRP will spur an increase in Treasury repo supply, which should help set a firmer floor for short-term rates.

We continued to build a position in two-year Treasury floating rate notes. These notes trade at a spread to the three-month bill, at a rate that is reset daily. In a supply-constrained world, these notes represent a good alternative for Treasury investors.

While the Fed may be near the beginning of removing monetary accommodations, the path toward rate normalization is expected to be long and uncertain. For that reason, we remain comfortable with a weighted average maturity toward the long end of our permissible range of 60 days. We expect the Fed to move rates slowly and carefully. While longer-term securities may become increasingly volatile as Fed liftoff nears, we expect short-term rates to be less so. As always, our focus remains on principal stability, quality, and liquidity.

U.S. Treasury Intermediate Fund
Your fund returned 1.01% and 2.49% for the six and 12 months ended May 31, 2015, respectively, trailing the 1.53% and 3.54% returns of its performance benchmark, the Barclays U.S. 4–10 Year Treasury Bond Index, over the same periods.

Although the U.S. Treasury Intermediate Fund invests at least 80% of its assets in conventional Treasury securities, it also holds other securities backed by the U.S. government, including Treasury inflation protected securities (TIPS) and Ginnie Mae mortgage-backed securities (MBS), for diversification and additional return potential.

The fund’s modest exposure to TIPS—which aren’t included in the benchmark—detracted from relative returns for the period. TIPS, which are designed to provide investors with some protection from inflation, fell as lower oil prices, a stronger U.S. dollar, and uneven global growth concerns weighed on inflation expectations. We maintained a small TIPS allocation to broaden our Treasury holdings and because we believed that TIPS were attractively valued compared with conventional Treasury bonds in light of the Fed’s desire to see inflation rise over the medium term.

Our MBS holdings, however, lifted relative performance. Prepayment risk—or the likelihood that a mortgage is paid off before maturity—typically increases as interest rates fall because homeowners take advantage of lower rates to refinance their mortgages. We focused on MBS with lower coupons that were less susceptible to prepayment risk as interest rates declined over the year, as well as securities backed by mortgages that were outstanding for long enough time periods to make prepayment less likely. We will continue to hold TIPS and MBS and vary our allocations based on their relative valuations. Our MBS holdings have the benefit of providing added yield over Treasuries, decent liquidity, and diversification for the fund, while our TIPS allocation provides some inflation protection.

Our yield curve positioning helped relative performance as the yield curve flattened over the period. The fund held some longer-term Treasuries, which rallied as rates at the long end of the curve fell. An underweight to shorter-term maturities, where rates rose in anticipation of tighter Fed policy, further lifted relative performance. However, the fund’s duration—which measures the sensitivity of a bond’s price to changes in interest rates—was slightly short versus that of the benchmark, which weighed on relative returns.

We have kept the fund’s duration slightly shorter than the duration of the benchmark as we anticipate higher interest rates in light of the improving economy and a less accommodative Fed. We would like to remind investors that although we have some flexibility to manage interest rate risk by keeping the fund’s duration shorter than that of our benchmark, rising rates generally mean price declines for bonds. Our mandated focus on intermediate-term securities puts the fund at risk of generating negative total returns should interest rates markedly rise.

U.S. Treasury Long-Term Fund
Your fund returned 0.52% and 8.27% for the six and 12 months ended May 31, 2015, respectively, underperforming the 1.97% and 10.32% returns of its benchmark, the Barclays U.S. Long Treasury Bond Index, over both periods.

The fund’s gains came as historically low yields on other high-quality sovereign bonds and a resurgent U.S. dollar spurred strong demand for Treasuries, particularly from foreign investors, for most of our reporting period. Prices rose and yields declined on longer-term Treasuries for most of the past year. However, yields rose markedly in the last two months as inflation firmed in the U.S. and signs of growth emerged in Japan and the eurozone, reducing the appeal of U.S. government debt.

As with the U.S. Treasury Intermediate Fund, our TIPS allocation and slightly shorter-than-benchmark duration posture detracted from relative performance as the yield curve flattened over the year. Positioning changes largely mirrored those in the U.S. Treasury Intermediate Fund. We maintained modest out-of-benchmark allocations to TIPS for diversification and inflation protection and to agency MBS for their added yield over Treasuries. We maintained a shorter duration compared with the benchmark, as we did with the U.S. Treasury Intermediate Fund.

Longer-term Treasury bonds have proved to be an effective hedge against market turmoil, but their historically low yields have subjected holders to greater interest rate risk in recent years. As with the U.S. Treasury Intermediate Fund, we have some leeway to manage interest rate risk by adjusting the fund’s duration; however, our mandate of investing in long-dated Treasuries puts the fund at higher risk of generating negative returns in the event of rising interest rates.

OUTLOOK

Treasuries exhibited greater volatility toward the end of our fiscal year as demand for safe-haven assets wavered in light of rising inflation expectations and signs of economic strength in the U.S. and overseas. In May, the European Union nudged up its 2015 economic growth forecasts, and recent evidence shows that Japan has emerged from last year’s recession. Widespread expectations that the Fed is on track to raise short-term rates this year, possibly as early as September, have further roiled the bond market as the central bank’s anticipated liftoff date approaches.

In contrast to the 2013 “taper tantrum” that ensued when then-Fed Chair Ben Bernanke first suggested the central bank could start winding down its monthly asset purchases, we don’t anticipate a severe Treasury sell-off once the Fed begins increasing interest rates. We expect the strengthening U.S. economy to put upward pressure on rates, but recent dollar strength and still-contained inflation will likely continue to sustain strong demand for Treasuries and help keep a lid on U.S. yields. Large-scale quantitative easing efforts in Europe and Japan could also hold longer-term yields down globally by limiting the supply of high-quality government bonds. Importantly, we expect that the pace of looming U.S. rate hikes will be gradual and the terminal rate fairly low compared with previous tightening cycles, giving investors time to adjust to the new environment.

A rising rate environment is not favorable for bond prices. However, we would like to remind shareholders that bonds should continue to have a place in most investors’ portfolios. Bonds generate income on a regular basis that can offset price losses, increase returns, and help diversify the risks of an equity portfolio. Bonds tend to be less volatile than stocks and, therefore, should become a larger allocation in the portfolio of an investor who is approaching a long-term financial goal, such as retirement. Finally, we emphasize that bonds vary in terms of maturity and coupon rate, so not all securities respond to interest rate changes in the same way.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh

Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

June 12, 2015

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Barclays U.S. Aggregate Index that mature in 10 years or more.

Barclays U.S. 4–10 Year Treasury Bond Index: An index that includes all Treasuries in the Barclays U.S. Aggregate Index that mature in four to 10 years.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index: A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one percentage-point rise in interest rates, and vice versa.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 3.4%		
U.S. Government Obligations 3.4%		
Government National Mortgage Assn.		
4.50%, 10/20/39 - 11/20/40	5,104	5,602
6.00%, 8/15/16 - 11/15/39	1,268	1,462
6.50%, 6/15/28 - 9/20/32	60	70
7.00%, 11/20/23 - 12/20/32	283	346
8.00%, 10/15/16	1	1
8.50%, 10/20/24	10	12
9.00%, 11/15/17 - 8/15/25	45	47
10.00%, 12/15/17 - 7/15/22	6	6
Government National Mortgage Assn., TBA, 3.00%, 1/1/43	3,360	3,442
Government National Mortgage Assn., VR, 4.994%, 3/16/30	128	129
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $10,910)		11,117
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 95.9%		
U.S. Treasury Obligations 95.9%		
U.S. Treasury Bonds, 2.75%, 8/15/42	2,515	2,442
U.S. Treasury Bonds, 2.75%, 11/15/42	12,345	11,975
U.S. Treasury Bonds, 3.00%, 5/15/42	23,420	23,910
U.S. Treasury Bonds, 3.00%, 11/15/44	20,255	20,692
U.S. Treasury Bonds, 3.00%, 5/15/45	945	968
U.S. Treasury Bonds, 3.125%, 2/15/43	15,650	16,330
U.S. Treasury Bonds, 3.125%, 8/15/44	14,275	14,933
U.S. Treasury Bonds, 3.375%, 5/15/44	12,705	13,914
U.S. Treasury Bonds, 3.50%, 2/15/39 (1)	13,470	15,027
U.S. Treasury Bonds, 3.625%, 8/15/43	3,315	3,794
U.S. Treasury Bonds, 3.625%, 2/15/44	6,020	6,893

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 5/31/15
Investment Income (Loss)	
Income	
Interest	$ 10,235
Dividend	3
Total income	10,238
Expenses	
Investment management	1,016
Shareholder servicing	538
Prospectus and shareholder reports	26
Custody and accounting	126
Registration	26
Legal and audit	21
Directors	2
Miscellaneous	12
Total expenses	1,767
Net investment income	8,471
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	12,669
Futures	(108)
Written options	16
Net realized gain	12,577
Change in net unrealized gain / loss	
Securities	7,199
Futures	(8)
Written options	9
Change in net unrealized gain / loss	7,200
Net realized and unrealized gain / loss	19,777
INCREASE IN NET ASSETS FROM OPERATIONS	$ 28,248

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Long-Term Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks the highest level of income consistent with maximum credit protection.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of May 31, 2015, securities valued at $257,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 10% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 9% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2015, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2015, no collateral was pledged by the fund or counterparties for TBAs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of U.S. government securities aggregated $156,316,000 and $177,402,000, respectively, for the year ended May 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2015 and May 31, 2014, were characterized for tax purposes as follows:

At May 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes. During the year ended May 31, 2015, the fund utilized $2,853,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. At May 31, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2015, expenses incurred pursuant to these service agreements were $95,000 for Price Associates; $180,000 for T. Rowe Price Services, Inc.; and $83,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2015, the fund was allocated $140,000 of Spectrum Funds’ expenses, of which $98,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2015, approximately 28% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and
Shareholders of U.S. Treasury Long-Term Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Treasury Long-Term Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2015

Tax Information (Unaudited) for the Tax Year Ended 5/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$105,000 from short-term capital gains,

●	$1,378,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The fund’s current individual fund fee rate is 0.00% so the total management fee rate reflects only the group fee component. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1989	present); Director and Advisory Board Member, Deutsche Bank North
[165]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[165]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2013	nonprofit education and social policy research organization (2011 to
[165]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of Economic Advisers (2009 to 2011); Chair of Committee on the
Status of Minority Groups in the Economic Profession, American
Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
2015	Price International
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Treasury Funds	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Municipal Credit
Research Analyst, Barclays (to 2011)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Senior Portfolio
Manager, Senior Trader, and Analyst, Fannie
Mae (to 2010)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Rebecca Setcavage (1982)	Assistant Vice President, T. Rowe Price
Vice President

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,677,000 and $1,759,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2015